UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K /A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2007

ASCEND ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51840	20-3881465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

435 Devon Park Drive, Bldg. 400, Wayne, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 519-1336

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ASCEND ACQUISITION CORP. (“ASCEND”) IS HOLDING PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN ASCEND’S ACQUISITION (“ACQUISITION”) OF EPAK RESOURCES (S) PTE. LTD. (“EPAK”), AS DESCRIBED IN ITS CURRENT REPORT ON FORM 8-K, FILED WITH THE COMMISSION ON JULY 31, 2007 (“REPORT”) AS AMENDED ON AUGUST 13, 2007, OCTOBER 12, 2007, OCTOBER 31, 2007, DECEMBER 10, 2007 AND FURTHER AMENDED HEREBY. THE REPORT, AS AMENDED, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF ASCEND’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN MAY 2006, IS ASSISTING ASCEND IN THESE EFFORTS WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF ITS OUT-OF-POCKET EXPENSES, ALTHOUGH EBC WILL BE PAID (1) A CASH FINDER’S FEE EQUAL TO 1.5% OF THE TRANSACTION CONSIDERATION (INCLUDING ANY ASSUMED INDEBTEDNESS) AND (2) DEFERRED COMMISSIONS OF $952,200 EARNED BY IT AS UNDERWRITER IN THE IPO AT THE CLOSING OF THE ACQUISITION. ASCEND AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ASCEND’S STOCKHOLDERS TO BE HELD TO APPROVE THE TRANSACTION.

STOCKHOLDERS OF ASCEND AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROSPECTUS AND PROXY STATEMENT AND FINAL PROSPECTUS AND PROXY STATEMENT IN CONNECTION WITH ASCEND’S PROPOSED REDOMESTICATION AND SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ ASCEND’S FINAL PROSPECTUS, DATED MAY 11, 2006, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF ASCEND’S OFFICERS AND DIRECTORS AND OF EBC AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE FINAL PROSPECTUS AND PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION AND CERTAIN RELATED MATTERS. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE FINAL PROSPECTUS AND DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: ASCEND ACQUISITION CORP., 435 DEVON PARK DRIVE, BUILDING 400, WAYNE, PENNSYLVANIA 19087. THESE DOCUMENTS, AS AND WHEN AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

EPAK’S FINANCIAL INFORMATION AND DATA FOR 2002 AND 2003 CONTAINED IN THE REPORT AS AMENDED HEREBY AND THE EXHIBITS THERETO AND HERETO HAVE BEEN PREPARED BY EPAK AS A PRIVATE COMPANY FROM AUDITED AND UNAUDITED FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH THE PUBLISHED RULES AND REGULATIONS OF THE SINGAPORE FINANCIAL REPORTING STANDARD, AND SUCH INFORMATION AND DATA FOR 2004, 2005 AND 2006 HAS BEEN AUDITED UNDER UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“US GAAP”) MAY NOT CONFORM TO SEC REGULATION S-X. SUCH INFORMATION AND DATA MAY BE ADJUSTED AND PRESENTED DIFFERENTLY IN ASCEND’S PROSPECTUS AND PROXY STATEMENT TO SOLICIT STOCKHOLDER APPROVAL OF THE ACQUISITION AND RELATED MATTERS. ALL FINANCIAL AMOUNTS PRESENTED HEREIN AND IN THE EXHIBITS HERETO ARE IN US DOLLARS UNLESS SPECIFICALLY NOTED OTHERWISE.

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Item 1.01	Entry into a Definitive Material Agreement

Item 7.01	Regulation FD Disclosure

Ascend Acquisition Corp. (“Ascend”) has entered into a definitive agreement (“Agreement”) to acquire ePAK Resources (S) Pte. Ltde (“PAK Resources”) as previously described in Ascend’s Current Report on Form 8-K, filed with the Commission on July 31, 2007 (“Report”).

As part of the transaction, our public company will be redomiciled from Delaware to Bermuda. This redomestication shall be accomplished through an exchange of all of Ascend’s outstanding common stock, warrants and purchase options for substantially identical securities of ePAK International Limited (“ePAK International”), on a one-for-one basis. ePAK International is a subsidiary formed by Ascend for the sole purpose of effecting these transactions. At closing of the transactions, ePAK International will effect the acquisition of ePAK Resources, and the current holders of the Ascend public company and the holders of ePAK Resources will become holders of the ePAK International public company. Upon completion of the transactions, which is expected in the second quarter of 2008, ePAK International’s common stock and warrants are expected to trade on the NASDAQ Global Market.

As of January 1, 2008, following approval by Ascend’s board of directors and ePAK’s board of directors and stockholders, the parties adopted an amendment to the Agreement (“Amendment No. 1”) to clarify and modify certain provisions of the Agreement. Amendment No. 1 serves to, among other things, (1) modify the structure of the redomestication to provide that it will be accomplished via an exchange of the securities of ePAK International for those of Ascend (as described above), (2) eliminate the escrow provisions of the Agreement, but not the indemnity obligations, (3) extend the date on which a party may terminate the Agreement for any reason from February 13, 2008 to May 17, 2008 and (4) provide that the stockholder of ePAK Resources will receive shares of ePAK International in the acquisition transaction that represents not less than 50.1% of ePAK International’s outstanding common stock immediately following the transaction. Such Amendment No. 1 was executed and delivered on January 7, 2008. A copy of Amendment No. 1 is attached as Exhibit 10.1 hereto. You are urged to read Amendment No. 1, together with the Agreement, in their entirety.

A registration statement on Form S-4 with respect to the transactions was originally filed by Ascend with the Securities and Exchange Commission (“SEC”) on November 15, 2007. This filing has been amended and revised in response to SEC comments and to give effect to Amendment No. 1 through the filing a new registration statement on Form S-4 by ePAK International, as the public company following the transactions.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits:

10.1	Amendment No. 1 to Acquisition Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 11, 2008	ASCEND ACQUISITION CORP.

	By:	/s/ Don K. Rice
Don K. Rice
Chairman of the Board and Chief Executive Officer

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